UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 17, 2019

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36583	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road, Suite B
Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Sections 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EFOI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Energy Focus, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on December 17, 2019. Set forth below are the seven proposals that were voted on at the Annual Meeting and the shareholder votes on each such proposal, as certified by the inspector of elections for the Annual Meeting. These proposals are described in further detail in the Company’s revised Definitive Proxy Statement filed with the Securities and Exchange Commission on November 8, 2019.

As of October 25, 2019, the record date for the Annual Meeting, there were 12,370,030 shares of Company common stock issued, outstanding and entitled to vote. A total of 9,849,745 shares of Company common stock, representing 79.62% of the shares of common stock outstanding, were represented at the meeting.

The Company adjourned the Annual Meeting with respect to Proposal 3, a proposal to amend the Certificate of Incorporation, as amended, of the Company to increase the number of authorized shares of common stock, and the number of authorized shares of preferred stock of the Company and to increase the number of shares of Series A Preferred Stock. The adjourned Annual Meeting with respect to Proposal 3 will take place on Wednesday, January 15, 2020, at 9:00 A.M. Eastern Time. The adjourned Annual Meeting will be held virtually and can be accessed by visiting www.virtualshareholdermeeting.com/EFOI2019.

With respect to the proposals other than Proposal 3, the results of the voting were as follows:

Proposal 1: Election of Directors

Director Nominees	For	Withheld	Broker Non-Votes

Jennifer Cheng	5,445,916	622,035	3,781,794
Geraldine McManus	5,485,065	582,886	3,781,794
Philip Politziner	5,487,076	580,875	3,781,794
Stephen Socolof	5,486,650	581,301	3,781,794
James Tu	5,402,364	665,587	3,781,794

The five Directors listed above were elected to serve until the next annual meeting or until their respective successors are duly elected or appointed.

Proposal 2: Vote to approve issuance of shares of Series A Preferred Stock and Common Stock

For	Against	Abstain	Broker Non-Votes
5,186,536	669,798	211,617	3,781,794
Proposal 4: Vote to effect a discretionary reverse stock split of Common Stock

For	Against	Abstain	Broker Non-Votes
7,910,250	1,724,520	214,975	0

Proposal 5: Advisory vote on the compensation of named executive officers

For	Against	Abstain	Broker Non-Votes
5,318,003	705,456	44,492	3,781,794

Proposal 6: Advisory vote on the frequency of votes on the compensation of named executive officers

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
2,476,599	2,459,489	396,065	735,798	3,781,794

Based upon the results of the stockholder vote on Proposal 6, the Company intends to submit to its stockholders a non-binding advisory vote on executive compensation at its annual meeting every year until the next advisory vote on the frequency of stockholder voting on executive compensation.

Proposal 7: Ratification of the appointment of GBQ Partners LLC as the Company’s independent registered public accounting firm for 2019

For	Against	Abstain	Broker Non-Votes
8,641,754	1,025,068	182,923	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2019

ENERGY FOCUS, INC.

	By:	/s/ Tod Nestor
	Name:	Tod Nestor
	Title:	President, Chief Financial Officer and Secretary